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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 15, 2000

                          ---------------------------


                        Commission file number 001-12055



                       PARACELSUS HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)





                CALIFORNIA                                   95-3565943
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                     Identification No.)


                 515 W. Greens Road, Suite 500, Houston, Texas
                   (Address of principal executive offices)



      77067                                            (281) 774-5100
    (Zip Code)                                (Registrant's telephone number,
                                                  including area code)



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Items 1-2.  Not Applicable.

Item 3.  Bankruptcy or Receivership.

          On September 15, 2000, Paracelsus Healthcare Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Texas (the "Court") (case no. 00-38590-H2-11). The bankruptcy filing, which is limited to the parent company ("PHC"), and does not include any of PHC's hospital subsidiaries, has been assigned to Bankruptcy Judge Karen K. Brown. Simultaneously with the commencement of its bankruptcy case, PHC filed a Plan of Reorganization (the "Plan") pursuant to which PHC proposes to effect its capital restructuring. PHC elected to seek Court protection in order to facilitate the restructuring of its debt while continuing to maintain normal business operations in PHC's hospital subsidiaries. PHC took this step with the support of the holders of at least two-thirds of the principal amount of PHC's $325.0 million 10% Senior Subordinated Notes (the "Notes"). PHC anticipates that the current directors and officers will continue in place subject to supervision by the Court.

          PHC's hospital subsidiaries have not filed for bankruptcy protection and are expected to continue paying, in the ordinary and normal course of business, all wages, benefits and other employee obligations, as well as all outstanding and ongoing accounts payable to their contractors and vendors. A recently completed $62 million credit facility, secured at the subsidiary level, will not be directly affected by PHC's filing and, combined with cash on hand, is expected to be sufficient to meet the working capital and capital expenditure needs of the hospital subsidiaries during the restructuring process. The hospitals remain open and will continue providing health care services to their patients.

         PHC's decision to restructure its debt was due to its highly leveraged capital structure. Despite positive earnings before interest, taxes, depreciation, amortization and unusual charges from hospital operations, the high interest burden has severely impacted PHC's reinvestment opportunities. In an effort to conserve capital and to preserve the normal operations of the hospital subsidiaries, PHC did not make its interest payments on the Notes due February 15 and August 15, 2000.

         PHC has been in negotiations with the Note holders. Holders of at least two-thirds of the principal amount of the Notes support the principal financial terms of the Plan and, subject to certain conditions, have indicated an intent to vote in favor of the Plan. On the effective date of the Plan (the "Effective Date"), all principal and interest outstanding on the Notes will be exchanged for (i) the reorganized PHC 11.5% Senior Notes (due on August 15, 2005) in the aggregate principal amount of $130.0 million (the "New Notes"), and (ii) 95.0% of the reorganized PHC common stock, subject to dilution through the exercise of the Series A Warrants and Series B Warrants (as referred to below). Interest on the New Notes shall accrue commencing on August 15, 2000. The Plan also provides for the holders of PHC's common stock as of the Record Date (as defined in the Plan) to (i) receive 5.0% of the reorganized PHC's common stock, (ii) receive warrants (the "Series A Warrants") to purchase prior to the fifth anniversary of the Effective Date an additional 9.64% of the reorganized PHC common stock (exercisable at $320.0 million enterprise value of the reorganized PHC), and
(iii) receive warrants (the "Series B Warrants") to purchase prior to the first anniversary of the Effective Date an additional 2.0% of the reorganized PHC common stock (exercisable at $100.0 million value of the reorganized PHC common stock). The Plan would make its effectiveness subject to certain conditions, such as limiting the amount of allowed and undisputed unsecured claims other than the Notes to $15.0 million. The Plan, as well as PHC's Disclosure Statement, are on file with the Court and are available for review and copying during the Court's normal business hours.

          A copy of the press release issued by the Company is included as an exhibit to this filing and is incorporated herein by reference.

         Certain statements contained herein are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, budgets, projected costs and capital expenditures, competitive position, growth opportunities, plans and objectives of management for future operations and words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ materially from the Company's expectations as a result of a variety of factors, including, without limitation, those discussed below.

         Factors which may cause the Company's actual results in future periods to differ materially from forecast results include, but are not limited to: i) Competition and general economic, demographic and business conditions, both nationally and in the regions in which the Company operates; ii) Existing government regulations and changes in legislative proposals for healthcare reform, including changes in Medicare and Medicaid reimbursement levels; iii) The ability to enter into managed care provider arrangements on acceptable terms; iv) Liabilities and other claims asserted against the Company; v) The loss of any significant customer, including but not limited to managed care contracts; vi) The ability to attract and retain qualified personnel, including physicians and vii) Uncertainties associated with the outcomes of PHC's bankruptcy proceedings.

          The Company is generally not required to, and does not undertake to, update or revise its forward-looking statements.

Items 4-6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

     Exhibit 99.1 Press Release dated September 15, 2000.

Items 8-9.  Not Applicable.


























                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Paracelsus Healthcare Corporation
                                                 (Registrant)


Dated: September 19, 2000               By: /S/    LAWRENCE A. HUMPHREY
                                       ----------------------------------
                                             Lawrence A. Humphrey
                                           Executive Vice President,
                                          & Chief Financial Officer